1 FULL YEAR & Q4 2021 EARNINGS CONFERENCE CALL MICHAEL HAYFORD, CEO OWEN SULLIVAN, PRESIDENT & COO TIM OLIVER, CFO February 8, 2022

2 FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain “forward- looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “objective,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding our financial position and NCR’s full year 2022 and first quarter financial forecast; a comprehensive strategic review to evaluate strategic alternatives (which could include a disposition of a material business or assets of the Company, a spin-off, merger or sale of the Company or other transactions) available to NCR; NCR’s execution of our strategy to shift to a software platform and payments company and a higher level of recurring revenue streams; expectations regarding the impact of improved customer satisfaction; expectations regarding demand, momentum and growth acceleration, competitive differentiation, our long-term growth profile and value creation for our stakeholders; impact of continued execution on return; impact of continued transformation on re-rate of valuation; statements regarding our plans to manage our business through the COVID-19 pandemic including safeguarding our employees, helping our customers and managing impacts on our supply chain; the impact of the COVID-19 pandemic on our overall financial condition and operating results, including but not limited to, supply chain challenges and cost escalations including materials, labor and freight; and capitalization of opportunities including Cardtronics and LibertyX. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1A “Risk Factors” of NCR’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on February 26, 2021 and those factors detailed from time to time in NCR’s other SEC reports including quarterly reports on Form 10-Q and current reports on Form 8-K. These materials are dated February 8, 2022, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. NOTES TO INVESTORS

3 NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this conference call and in these materials will include or make reference to certain "non-GAAP" measures, including: selected measures, such as period-over-period revenue growth; gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); free cash flow; gross margin (non-GAAP); net debt; adjusted EBITDA; the ratio of net debt to adjusted EBITDA; operating income (non-GAAP); interest and other expense (non-GAAP); income tax expense (non-GAAP); effective income tax rate (non-GAAP); and net income (non-GAAP). These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. CARDTRONICS ACQUISITION. On June 21, 2021, we completed the acquisition of Cardtronics plc (“Cardtronics”), which is included in the Banking segment results. USE OF CERTAIN TERMS. As used in these materials: The term "recurring revenue" includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, cloud revenue, payment processing revenue, interchange and network revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. NOTES TO INVESTORS

4 2021 OVERVIEW Free Cash Flow of $460M Strong full year 2021 results Adjusted EBITDA growth of 39%; Margin expansion of 300 bps to 17.4%; Non-GAAP Diluted EPS up 51% Revenue growth and margin expansion across all industries Revenue up 15% Y/Y; Recurring revenue up 25% Y/Y Significant increase in customer satisfaction

5 BUSINESS UPDATE Initiating a comprehensive strategic review process Retail - Continued growth in NCR Commerce software platform Hospitality - Momentum in AlohaTM Essentials continues Banking – Digital banking momentum and early ATMaas traction Payments - Gaining traction across Merchant acquiring and AllpointTM networks 2022 Outlook expects another year with strong revenue growth and significantly higher profitability

6 Adjusted EBITDA up 37% and margin rate up 160 bps y/y Non-GAAP EPS up 30% y/y Driving strong and linear free cash flow production Total Revenue Adjusted EBITDA Non-GAAP Diluted EPS Free Cash Flow Revenue up 25% y/y; Recurring revenue up 35% y/y; Pro forma revenue up 8%; Pro forma(1) recurring revenue up 5% Q4 2021 FINANCIAL RESULTS Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 $0 $1,050 $2,100 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 $0 $180 $360 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 $0.00 $0.35 $0.70 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 $0 $85 $170 $ in millions, except for EPS $1,631 $258 $161 15.8% 17.4% $0.59 $100 $2,034 $353 $0.76 (1) Proforma recurring revenue includes the historical recurring revenue of Cardtronics for the three month period ending Q4 20 adjusted for $8M of intercompany. $1,901 $352 18.5% $0.69 $125

7 Adjusted EBITDA up 39% and margin rate up 300 bps y/y Non-GAAP EPS up 51% y/y Driving strong and consistent free cash flow production Total Revenue/Recurring Adjusted EBITDA Non-GAAP Diluted EPS Free Cash Flow Revenue up 15% y/y; Recurring revenue up 25% y/y; Pro forma revenue up 6%; Pro forma(1) recurring revenue up 8% 2021 FINANCIAL RESULTS 2018 2019 2020 2021 $0 $3,600 $7,200 2018 2019 2020 2021 $0 $650 $1,300 2018 2019 2020 2021 $0.00 $1.50 $3.00 2018 2019 2020 2021 $0 $250 $500 $ in millions, except for EPS $6,207 $896 $467 14.4% 17.4% $1.69 $460 $7,156 $1,244 $2.56 $3,338 $4,166 (1) Proforma recurring revenue includes the historical recurring revenue of Cardtronics for the full year 2020 and for the period ending June 20, 2021 adjusted for $29M and $16M of intercompany, respectively. $6,405 $2,970 $957 14.9% $282 $2.62 $6,915 $3,182 $1,058 15.3% $323 $2.81

8 Q4 19 Q4 20 Q4 21 $100 $125 $150 $ in millions, except registered users BANKING Revenue Adjusted EBITDA Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 $0 $600 $1,200 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 $0 $125 $250 $795 Q4 19 Q4 20 Q4 21 20.0 24.0 28.0 Digital Banking Revenue Digital Banking Registered Users Recurring Revenue FY21 up 9% FY21 Registered Users up 3% Q4 19 Q4 20 Q4 21 $450 $600 $750 FY21 up 42%; Pro forma(1) up 6% Key Metrics $116 $132 24.5M $447 $117 $1,115 $230 25.3M $742 $133 20.6% 16.6% (1) Proforma recurring revenue includes the historical recurring revenue of Cardtronics for the three month period ending Q4 20 adjusted for $8M of intercompany. 21.8M $413 $1,050 23.0% $242 26.5M $744 $129

9 $ in millions, except platform lanes RETAIL Revenue Adjusted EBITDA Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 $0 $250 $500 $750 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 $0 $40 $80 $120 SCO Revenue Platform Lanes Q4 19 Q4 20 Q4 21 0 8,500 17,000 Recurring Revenue FY21 up 13% Q4 19 Q4 20 Q4 21 $150 $225 $300 Q4 19 Q4 20 Q4 21 $0 $200 $400 Key Metrics FY21 up 9%FY21 up >3x $569 $88 4,249 $260 $260 $620 $87 $270 16,973 $268 15.5% 14.0% $292 3,037 $225 $553 12.7% $70 15,032 $242 $262

10 $ in millions, except Aloha Essential sites HOSPITALITY Revenue Adjusted EBITDA Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 $0 $80 $160 $240 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 $0 $10 $20 $30 Aloha Essential Sites Recurring Revenue Q4 19 Q4 20 Q4 21 2,500 5,000 7,500 10,000 FY21 up 148% FY21 up 9% Q4 19 Q4 20 Q4 21 $90 $105 $120 Key Metrics $182 $27 3,785 $106 $223 $35 $120 9,394 14.8% 11.7% $111 2,661 $231 15.7% $27 $119 7,040

11 FY 2021 FY 2020 80% of NCR's revenue will come from software and services 73% 72% 60% of NCR's revenue will come from recurring revenue 58% 54% 20% goal for Adjusted EBITDA as a percent of revenue 17.4% 14.4% Progress on NCR 80/60/20 Goals

12 Free Cash Flow Q4 2021 FY 2021 Cash provided by operating activities $270 $1,077 Less: Total capital expenditures ($106) ($348) Less: Initial sale of Trade Accounts Receivable ($26) ($300) Less: Acquisition Related Items $— $55 Plus: Settlement Restricted Cash Activity ($42) ($41) Plus: Pension contributions $4 $17 Free Cash Flow $100 $460 $ in millions FREE CASH FLOW, NET DEBT & EBITDA Net Debt & EBITDA Q4 2021 Q3 2021 Debt $5,562 $5,564 Cash ($447) ($383) Net Debt $5,115 $5,181 Adjusted EBITDA LTM $1,244 $1,149 Net Debt / Adjusted EBITDA 4.1x 4.5x Net Debt/ Adjusted EBITDA with CATM(1) 3.7x 3.8x (1) Net Debt/ Adjusted EBTIDA with Cardtronics ("CATM") calculation includes the addition of the historical EBITDA of CATM for the twelve month period ending Q4 & Q3 2021.

13 Growth from 21% to 27% Growth from 27% to 39% Growth from 9% to 30% Total Revenue Adjusted EBITDA Non-GAAP Diluted EPS Free Cash Flow Growth from 12% to 15% 2022 GUIDANCE 2018 2019 2020 2021 2022 $0 $4,100 $8,200 2018 2019 2020 2021 2022 $0 $800 $1,600 2018 2019 2020 2021 2022 $0.00 $1.80 $3.60 2018 2019 2020 2021 2022 $0 $300 $600 $ in millions, except for EPS $6,207 $896 $467 14.4% 17.4% $1.69 $460 $7,156 $1,244 $3.25- $3.55 $6,405 $957 14.9% $282 $2.62 $6,915 $1,058 15.3% $323 $2.81 $8,000- $8,200 $2.56 $500- $600 $1,500- $1,575 19.0%

14 2022 ADJUSTED EBITDA BRIDGE $ in millions, except for EPS 2021 Volume/Price Full Year Cardtronics Net Productivity & Synergy Shift to Recurring Revenue 2022 Guidance $1,500-$1,575 $1,244

15 LOOKING FORWARD Leverage software and payments platform to increase share of wallet Continued execution to drive solid return Continued transformation to drive re-rate of valuation Explore actions to accelerate shareholder value creation Capitalize on Cardtronics and LibertyXTM opportunities

16 SUPPLEMENTARY MATERIALS

17 Q4 2021 Q4 2020 % Change Revenue $2,034 $1,631 25% Gross Margin 503 328 53% Gross Margin Rate 24.7% 20.1% Operating Expenses 380 391 (3)% % of Revenue 18.7% 24.0% Operating Income 123 (63) (295)% % of Revenue 6.0% (3.9%) Interest and other expense 49 (83) (159)% Income Tax Expense (Benefit) 109 (20) (645%) Effective Income Tax Rate 63.4% 13.7% Net Income from Continuing Operations (attributable to NCR) $64 ($125) (151%) Diluted EPS $0.43 ($1.06) (141)% $ in millions, except per share amounts Q4 2021 GAAP RESULTS

18 Q4 2021 Q4 2020 % Change Revenue $2,034 $1,631 25% Gross Margin (non-GAAP) 549 465 18% Gross Margin Rate (non-GAAP) 27.0% 28.5% Operating Expenses (non-GAAP) $334 $313 7% % of Revenue 16.4% 19.2% Operating Income (non-GAAP) $215 $152 41% % of Revenue 10.6% 9.3% Interest and other expense (non-GAAP) ($63) ($49) 29% Income Tax Expense (non-GAAP) 39 21 86% Effective Income Tax Rate (non-GAAP) 25.7% 20.4% Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) $113 $83 37% Diluted EPS (non-GAAP) $0.76 $0.59 30% $ in millions, except per share amounts Q4 2021 OPERATIONAL RESULTS

19 While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Non-GAAP Diluted Earnings Per Share (EPS), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Operating Expenses (non- GAAP), Operating Income (non-GAAP), Operating Margin Rate (non-GAAP), Other (Expense) (non-GAAP), Income Tax Expense (non-GAAP), Effective Income Tax Rate (non-GAAP), and Net Income from Continuing Operations Attributable to NCR (non- GAAP). NCR’s non-GAAP diluted EPS, gross margin (non-GAAP), gross margin rate (non-GAAP), operating expenses (non-GAAP), operating income (non-GAAP), operating margin rate (non-GAAP), other (expense) (non-GAAP), income tax expense (non-GAAP), effective income tax rate (non-GAAP), and net income from continuing operations attributable to NCR (non-GAAP) are determined by excluding, as applicable, pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits, as well as other special items, including amortization of acquisition related intangibles and transformation and restructuring activities, from NCR’s GAAP earnings per share, gross margin, gross margin rate, expenses, income from operations, operating margin rate, other (expense), income tax expense, effective income tax rate and net income from continuing operations attributable to NCR, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow. NCR defines free cash flow as net cash provided by (used in) operating activities less capital expenditures for property, plant and equipment, less additions to capitalized software, plus/minus restricted cash settlement activity, plus acquisition related items, less the impact from the initial sale of Trade accounts receivables under the agreement entered into during the 3rd quarter of 2021, and plus pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures, which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have uniform definitions under GAAP and, therefore, NCR's definitions may differ from other companies' definitions of these measures. NON-GAAP MEASURES

20 Net Debt and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA). NCR determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. NCR believes that Net Debt provides useful information to investors because NCR’s management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor NCR’s Net Debt as part of their assessments of NCR’s business. NCR determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles and restructuring charges, among others. NCR uses Adjusted EBITDA to manage and measure the performance of its business segments. NCR also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR believes that its ratio of Net Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is measures frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve-month Adjusted EBITDA. NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non- GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. NON-GAAP MEASURES

21 Q4 2021 Q3 2021 Q4 2020 Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ 64 $ 12 $ (125) Pension Mark-to-Market Adjustments (118) — 34 Transformation & Restructuring Costs 46 5 202 Acquisition-Related Amortization of Intangibles 44 45 19 Acquisition-Related Costs 6 9 (6) Loss on Debt Extinguishment — 42 — Interest Expense 64 68 51 Interest Income (4) — (3) Depreciation and Amortization 107 104 74 Income Taxes 109 29 (20) Stock Compensation Expense 35 38 32 Adjusted EBITDA (non-GAAP) $ 353 $ 352 $ 258 GAAP TO NON-GAAP RECONCILIATION $ in millions

22 Q4 2021 LTM Q3 2021 LTM Q4 2020 LTM Q4 2019 LTM Q4 2018 LTM Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ 97 $ (92) $ (7) $ 614 $ (36) Pension Mark-to-Market Adjustments (118) 34 34 75 (45) Transformation & Restructuring Costs 66 222 234 58 223 Acquisition-Related Amortization of Intangibles 132 107 81 86 85 Acquisition-Related Costs 98 86 (6) 3 6 Internal reorganization & IP Transfer — — — (37) — Asset Impairment Charge — — — — 183 Loss on Debt Extinguishment 42 42 20 — — Interest Expense 238 225 218 197 168 Interest Income (8) (7) (8) (4) (5) Depreciation and Amortization 357 324 275 232 241 Income Taxes 186 57 (53) (273) 73 Stock Compensation Expense 154 151 108 107 64 Adjusted EBITDA (non-GAAP) $ 1,244 $ 1,149 $ 896 $ 1,058 $ 957 GAAP TO NON-GAAP RECONCILIATION $ in millions

23 Q4 2021 Q3 2021 Q4 2020 Banking $ 230 $ 242 $ 132 Retail 87 70 88 Hospitality 27 35 27 Other 11 10 11 Adjusted EBITDA by Segment $ 355 $ 357 $ 258 Corporate and Other (2) (5) — Adjusted EBITDA $ 353 $ 352 $ 258 ADJUSTED EBITDA BY SEGMENT $ in millions

GAAP TO NON-GAAP RECONCILIATION

Q4 2021

$ in millions, except per share amounts

	Q4 QTD 2021 GAAP	Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Debt Refinancing & Extinguishment	Tax Related Items	Pension mark-to-market adjustments	Q4 QTD 2021 non-GAAP
Product revenue	**$640**	$—	$—	$—	$—	$—	$—	**$640**
Service revenue	**1,394**	—	—	—	—	—	—	**1,394**
Total revenue	**2,034**	**—**	**—**	—	—	—	—	**2,034**
Cost of products	**560**	(16)	(1)	—	—	—	—	**543**
Cost of services	**971**	(9)	(20)	—	—	—	—	**942**
Gross margin	**503**	**25**	**21**	—	—	—	—	**549**
Gross margin rate	***24.7%***	*1.3%*	*1.0%*	*—%*	*—%*	*—%*	*—%*	***27.0%***
Selling, general and administrative expenses	**316**	(15)	(23)	(7)	—	—	—	**271**
Research and development expenses	**64**	—	—	(1)	—	—	—	**63**
Total operating expenses	**380**	(15)	(23)	(8)	—	—	—	**334**
Total operating expense as a % of revenue	*18.7%*	*(0.3)%*	*(1.0)%*	*(1.2)%*	—	—	—	***16.4%***
Income from operations	**123**	**40**	**44**	**8**	**—**	**—**	**—**	**215**
Income from operations as a % of revenue	*6.0%*	*0.8%*	*1.8%*	*1.2%*	—	—	—	***10.6%***
Interest and Other (expense) income, net	**49**	6	—	—	—	—	(118)	**(63)**
Income from continuing operations before income taxes	**172**	46	44	8	—	—	(118)	**152**
Income tax (benefit) expense	**109**	7	9	(12)	—	(48)	(26)	**39**
Effective income tax rate	***63.4%***							***25.7%***
Income from continuing operations	**63**	39	35	20	—	48	(92)	**113**
Net income (loss) attributable to noncontrolling interests	(1)	—	—	—	—	—	—	**(1)**
Income from continuing operations (attributable to NCR)	**$64**	**$39**	**$35**	**$20**	**$—**	**$48**	**($92)**	**$114**
Diluted earnings per share	**$0.43**	**$0.26**	**$0.23**	**$0.13**	**$—**	**$0.32**	**($0.62)**	**$0.76**
Diluted shares outstanding	**140.3**							**149.5**

24

GAAP TO NON-GAAP RECONCILIATION

FY 2021

$ in millions, except per share amounts

	FY 2021 GAAP	Transformation Costs	Acquisition-related amortization of intangibles	Acquisition - related costs	Debt Refinancing & Extinguishment	Tax Related Items	Pension mark-to-market	FY 2021 non-GAAP
Product revenue	**$2,193**	$—	$—	$—	$—	$—	**$—**	**$2,193**
Service revenue	**4,963**	—	—	—	—	—	**—**	**4,963**
Total revenue	**7,156**	**—**	**—**	—	—	—	**—**	**7,156**
Cost of products	**1,850**	(16)	(9)	—	—	—	**—**	**1,825**
Cost of services	**3,413**	(23)	(51)	—	—	—	**—**	**3,339**
Gross margin	**1,893**	**39**	**60**	—	—	—	**—**	**1,992**
Gross margin rate	***26.5%***	*0.5%*	*0.7%*	*—%*	*—%*	*—%*	***—%***	***27.8%***
Selling, general and administrative expenses	**1,151**	(20)	(72)	(84)	—	—	**—**	**975**
Research and development expenses	**268**	(1)	—	(1)	—	—	**—**	**266**
Total operating expenses	**1,419**	(21)	(72)	(85)	—	—	**—**	**1,241**
Total operating expense as a % of revenue	*19.8%*	*(0.3)%*	*(1.0)%*	*(1.2)%*	—	—	***—%***	***17.3%***
Income from operations	**474**	**60**	**132**	**85**	**—**	**—**	**—**	**751**
Income from operations as a % of revenue	*6.6%*	*0.8%*	*1.8%*	*1.2%*	—	—	***—%***	***10.5%***
Interest and Other (expense) income, net	**(190)**	6	—	31	43	—	**(118)**	**(228)**
Income from continuing operations before income taxes	**284**	66	132	116	43	—	**(118)**	**523**
Income tax (benefit) expense	**186**	10	28	11	1	(68)	**(26)**	**142**
Effective income tax rate	***65.5%***							***27.2%***
Income from continuing operations	**98**	56	104	105	42	68	**(92)**	**381**
Net income (loss) attributable to noncontrolling interests	1	—	—	—	—	—	**—**	**1**
Income from continuing operations (attributable to NCR)	**$97**	**$56**	**$104**	**$105**	**$42**	**$68**	**($92)**	**$380**
Diluted earnings per share	**$0.58**	**$0.38**	**$0.70**	**$0.71**	**$0.28**	**$0.46**	**($0.62)**	**$2.56**
Diluted shares outstanding	**139.0**							**148.2**

25

26 Q4 QTD 2021 GAAP Q4 QTD 2021 non-GAAP Income from continuing operations attributable to NCR common stakeholders: Income from continuing operations (attributable to NCR) $64 $114 Dividends on convertible preferred shares (4) — Income from continuing operations attributable to NCR common stakeholders $60 $114 Weighted average outstanding shares: Weighted average diluted shares outstanding 140.3 140.3 Weighted as-if converted preferred shares — 9.2 Total shares used in diluted earnings per share 140.3 149.5 Diluted earnings per share (1) $0.43 $0.76 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stakeholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q4 2021 $ in millions, except per share amounts

27 FY 2021 GAAP FY 2021 non- GAAP Income from continuing operations attributable to NCR common stakeholders: Income from continuing operations (attributable to NCR) $97 $380 Dividends on convertible preferred shares (16) — Income from continuing operations attributable to NCR common stakeholders $81 $380 Weighted average outstanding shares: Weighted average diluted shares outstanding 139.0 139.0 Weighted as-if converted preferred shares — 9.2 Total shares used in diluted earnings per share 139.0 148.2 Diluted earnings per share (1) $0.58 $2.56 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stakeholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION FY 2021 $ in millions, except per share amounts

GAAP TO NON-GAAP RECONCILIATION

Q4 2020

$ in millions, except per share amounts

	Q4 QTD 2020 GAAP	Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	VA Release	Pension market-to-market	Q4 QTD 2020 non-GAAP
Product revenue	**$529**	$—	$—	$—	$—	**$—**	**$529**
Service revenue	**1,102**	—	—	—	—	**—**	**1,102**
Total revenue	**1,631**	**—**	**—**	**—**	**—**	**—**	**1,631**
Cost of products	**479**	(45)	(2)	—	—	**—**	**432**
Cost of services	**824**	(86)	(4)	—	—	**—**	**734**
Gross margin	**328**	**131**	6	—	—	**—**	**465**
Gross margin rate	***20.1%***	*8.0%*	*0.4%*	*—%*	*—%*	***—%***	***28.5%***
Selling, general and administrative expenses	**326**	(56)	(13)	(1)	—	**—**	**256**
Research and development expenses	**65**	(8)	—	—	—	**—**	**57**
Total expenses	**391**	(64)	(13)	(1)	—	**—**	**313**
Total expense as a % of revenue	***24.0%***	*(3.9)%*	*(0.8)%*	*(0.1)%*	*—%*	***—%***	***19.2%***
Income from operations	**(63)**	**195**	**19**	**1**	**—**	**—**	**152**
Income from operations as a % of revenue	**(3.9)%**	12.0%	1.1%	0.1%	—%	**—%**	**9.3%**
Interest and Other (expense) income, net	**(83)**	7	—	(7)	—	**34**	**(49)**
Income from continuing operations before income taxes	**(146)**	202	19	(6)	—	**34**	**103**
Income tax expense	**(20)**	37	4	—	(5)	**5**	**21**
Effective income tax rate	***13.7%***						***20.4%***
Income from continuing operations	**(126)**	165	15	(6)	5	**29**	**82**
Net income attributable to noncontrolling interests	**(1)**	—	—	—	—	**—**	**(1)**
Income from continuing operations (attributable to NCR)	**($125)**	**$165**	**$15**	**($6)**	**$5**	**$29**	**$83**
Diluted (loss) earnings per share	**($1.06)**	**$1.17**	**$0.11**	**($0.04)**	**$0.04**	**$0.20**	**$0.59**
Diluted shares outstanding	**129.0**						**141.6**

28

GAAP TO NON-GAAP RECONCILIATION

FY 2020

$ in millions, except per share amounts

	FY 2020 GAAP	Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Debt Refinancing	VA Release	Pension market-to-market	FY 2020 non-GAAP
Product revenue	**$2,005**	$—	$—	$—	$—	$—	$—	**$2,005**
Service revenue	**4,202**	—	—	—	—	—	—	**4,202**
Total revenue	**6,207**	**—**	**—**	**—**	**—**	**—**	**—**	**6,207**
Cost of products	**1,733**	(58)	(9)	—	—	—	—	**1,666**
Cost of services	**2,950**	(92)	(13)	—	—	—	—	**2,845**
Gross margin	**1,524**	**150**	22	—	—	—	—	**1,696**
Gross margin rate	***24.6%***	*2.4%*	*0.3%*	*—%*	*—%*	*—%*	*—%*	***27.3%***
Selling, general and administrative expenses	**1,069**	(66)	(59)	(1)	—	—	—	**943**
Research and development expenses	**234**	(11)	—	—	—	—	—	**223**
Total expenses	**1,303**	(77)	(59)	(1)	—	—	—	**1,166**
Total expense as a % of revenue	***21.0%***	*(1.2)%*	*(1.0)%*	*—%*	*—%*	*—%*	*—%*	***18.8%***
Income from operations	**221**	**227**	**81**	**1**	**—**	**—**	**—**	**530**
Income from operations as a % of revenue	**3.6%**	3.7%	1.2%	—%	—%	—%	—%	**8.5%**
Interest and Other (expense) income, net	**(280)**	7	—	(7)	20	—	34	**(226)**
Income from continuing operations before income taxes	**(59)**	234	81	(6)	20	—	34	**304**
Income tax expense	**(53)**	44	17	—	5	43	5	**61**
Effective income tax rate	***89.8%***							***20.1%***
Income from continuing operations	**(6)**	190	64	(6)	15	(43)	29	**243**
Net income attributable to noncontrolling interests	**1**	—	—	—	—	—	—	**1**
Income from continuing operations (attributable to NCR)	**($7)**	**$190**	**$64**	**($6)**	**$15**	**($43)**	**$29**	**$242**
Diluted (loss) earnings per share	**($0.30)**	**$1.33**	**$0.45**	**($0.04)**	**$0.10**	**($0.30)**	**$0.20**	**$1.69**
Diluted shares outstanding	**128.4**							**142.9**

29

30 FY 2020 GAAP FY 2020 non- GAAP Income from continuing operations attributable to NCR common stakeholders: Income from continuing operations (attributable to NCR) ($125) $83 Dividends on convertible preferred shares ($12) $— Income from continuing operations attributable to NCR common stakeholders ($137) $83 Weighted average outstanding shares: Weighted average diluted shares outstanding 129 132 Weighted as-if converted preferred shares — 9.6 Total shares used in diluted earnings per share 129 141.6 Diluted earnings per share (1) ($1.06) $0.59 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stakeholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q4 2020 $ in millions, except per share amounts

31 FY 2020 GAAP FY 2020 non- GAAP Income from continuing operations attributable to NCR common stakeholders: Income from continuing operations (attributable to NCR) ($7) $242 Dividends on convertible preferred shares ($31) $— Income from continuing operations attributable to NCR common stakeholders ($38) $242 Weighted average outstanding shares: Weighted average diluted shares outstanding 128.4 128.4 Weighted as-if converted preferred shares — 14.5 Total shares used in diluted earnings per share 128.4 142.9 Diluted earnings per share (1) ($0.30) $1.69 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stakeholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION FY 2020 $ in millions, except per share amounts

32 Q4 2021 Q3 2021 Q4 2020 Cash provided by operating activities $270 $497 $146 Less: Total capital expenditures ($106) ($102) ($63) Less: Sale of Accounts Receivables ($26) ($274) $— Plus: Pension contributions $4 $4 $75 Plus: Settlement Restricted Cash Activity ($42) $— $3 Free Cash Flow $100 $125 $161 $ in millions GAAP TO NON-GAAP RECONCILIATION

33 FY 2021 FY 2020 FY 2019 FY 2018 Cash provided by operating activities $1,077 $641 $634 $572 Less: Total capital expenditures ($348) ($263) ($329) ($313) Less: Sale of Accounts Receivables ($300) $— $— $— Plus: Pension contributions $17 $89 $23 $24 Plus: Settlement Restricted Cash Activity ($41) $— ($5) ($1) Plus: Acquisition Related Items $55 $— $— $— Free Cash Flow $460 $467 $323 $282 $ in millions GAAP TO NON-GAAP RECONCILIATION

34 THANK YOU